SCHEDULE 14A
                              (Rule 14a-101)

               INFORMATION REQUIRED IN PROXY STATEMENT

                       SCHEDULE 14A INFORMATION
       Proxy Statement Pursuant to Section 14(a) of the Securities
                Exchange Act of 1934 (Amendment No. 1)

Filed by the Registrant  [x]
Filed by a Party other than the Registrant  [  ]

Check the appropriate box:
[x]     Preliminary Proxy Statement     [ ] Confidential, for use of the
                                            Commission Only (as Permitted by
[  ]    Definitive Proxy Statement          Rule 14a-6(c)(2))

[  ]    Definitive Additional Materials
[  ]    Soliciting Material Pursuant to Rule 14a-11 (c) or Rule 14a-12

                    LEAK-X ENVIRONMENTAL CORPORATION
            (Name of Registrant as Specified In Its Charter)

                    LEAK-X ENVIRONMENTAL CORPORATION
   (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[x]     No fee required.
[  ]    Fee computed on table below per Exchange Act Rules 14a-6 (i) (4) and
        0-11.
       (1)    Title of each class of securities to which transaction applies:
       (2)    Aggregate number of securities to which transaction applies:
       (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it is determined) :
       (4)    Proposed maximum aggregate value of transaction:
       (5)    Total fee paid:

[  ]      Fee paid previously with preliminary materials:
[  ]      Check box if any part of the fee is offset as provided by Exchange
          Act Rule 0-11(a){2)and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

         (1)     Amount Previously Paid: $
         (2)     Form, Schedule or Registration Statement No.:
         (3)     Filing Party:
         (4)     Date Filed:



                             PROXY STATEMENT
                      LEAK-X ENVIRONMENTAL CORPORATION
                    790 East Market Street, Suite 270
                    West Chester, Pennsylvania  19382

               NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                     To Be Held August 21, 1997


To the Stockholders of LEAK-X ENVIRONMENTAL CORPORATION:

     Notice is hereby given that the Annual Meeting of Stockholders of Leak-X Environmental Corporation (the "Company") will be held at the offices of the Company at 790 East Market Street, Suite 270, West Chester, Pennsylvania 19382 on August 21, 1997 at 11:00 a.m. to consider and vote on the following matters:

     1.To elect six Directors of the Company to serve for the ensuing year and until their successors are elected and qualified.

     2.To approve the Company's 1997 Stock Option Plan.

     3.To authorize the amendment of the Company's Certificate of Incorporation to decrease the authorized number of shares of Common Stock and Preferred Stock in order to reduce the franchise tax currently assessed on the corporation by the state of Delaware.

     4.To ratify the appointment of Mazars and Guerard LLP as independent auditors of the Company's 1997 financial statements.

     5.To transact such other business as may properly come before the Annual
       Meeting or any adjournments thereof.

     The Board of Directors has fixed the close of business on July 18, 1997 as the record date for the determination of stockholders entitled to notice of and to vote at the meeting.

                              By Order of the Board of Directors

                              /s/ Robert D. Goldman

                              Robert D. Goldman, Secretary

West Chester, Pennsylvania
July 21, 1997

                                 IMPORTANT

     WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE PROMPTLY COMPLETE, SIGN AND DATE THE ENCLOSED PROXY, WHICH IS SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY, AND RETURN IT TO THE COMPANY. THE PROXY MAY BE REVOKED AT ANY TIME BEFORE IT IS VOTED, AND STOCKHOLDERS EXECUTING PROXIES MAY ATTEND THE MEETING AND VOTE THERE IN PERSON SHOULD THEY SO DESIRE.

                      LEAK-X ENVIRONMENTAL CORPORATION
                     790 East Market Street, Suite 270
                      West Chester, Pennsylvania  19382

                              PROXY STATEMENT

                     ANNUAL MEETING OF STOCKHOLDERS


     This Proxy Statement is being furnished in connection with the solicitation of proxies by Leak-X Environmental Corporation (the "Company") to be voted at the Annual Meeting of Stockholders to be held at the offices of the Company, 790 East Market Street, Suite 270, West Chester, Pennsylvania 19382 on August 21, 1997, at 11:00 a.m., and at any and all adjournments thereof. This Proxy Statement and accompanying Notice of Meeting and form of proxy are to be first mailed on or about July 21, 1997 to the holders of record of the Company's Common Stock ("Common Stock") as of the close of business on July 18, 1997. At the close of business on July 18, 1997, there were issued and outstanding and entitled to vote 1,219,645 shares of Common Stock of the Company. Each share of Common Stock of the Company is entitled to one vote per share on any matter which may properly come before the Meeting.

     The affirmative vote by holders of a majority of the shares of Common Stock represented at the Meeting is required for the election of Directors, for the approval of the 1997 Stock Option Plan and for the ratification of Mazars and Guerard LLP as the Company's independent auditors. The affirmative vote by holders of a majority of the shares of Common Stock outstanding is required for reduction of the authorized number of Common Stock and Preferred Stock.

     Common Stock represented by a valid unrevoked proxy will be voted at the Meeting and any adjournment thereof as specified therein by the person giving the proxy. If no specification is made, the Common Stock represented by such proxy will be voted in favor of Proposals 1, 2, 3 and 4, and at the discretion of such proxy agents, upon any other matters which may properly come before the Meeting. Shares of Common Stock represented by proxies which are marked "abstain" for Items 2, 3 and 4 on the proxy card and proxies which are marked to deny discretionary authority on all other matters will not be included in the vote totals, and, therefore, will have no effect on the vote. In addition, where brokers are prohibited from exercising discretionary authority for beneficial owners who have not provided voting instructions (commonly referred to as "broker non-votes"), those shares will not be included in the vote totals. A proxy may be revoked by the person executing the same, at any time before the authority thereby granted is exercised, upon written notice of revocation received by the Company's Secretary, by executing and delivering a later dated proxy, or by attending the meeting and voting in person.

     A list of stockholders entitled to vote at the meeting will be open to examination by any stockholder, for any purpose germane to the meeting, at the offices of the Company, 790 East Market Street, Suite 270, West Chester, Pennsylvania 19382 during ordinary business hours for ten (10) days prior to the meeting. Such list shall also be available during the meeting.

Proposal I

ELECTION OF DIRECTORS

     At the Meeting, six Directors are to be elected for the ensuing year and until their successors are duly elected and qualified. If, at the time of election, any of the nominees should be unavailable for election, a circumstance which is not expected by the Company, it is intended that the proxies will be voted for such substitute nominee as may be selected by the Company. Proxies not marked to the contrary will be voted for the election of the following six persons, all of whom are standing for re-election:

     Name                    Age          Position with the Company
     John S. Gelles           61          Chairman of the Board of Directors

     Joyce A. Rizzo           48          Chief Executive Officer and
                                          Director of the Company and President
                                          of Lexicon Environmental Associates, Inc.

     William H. Gelles, Jr.   55          President, Treasurer and Director

     George A. Nolan          50          Director of the Company and
                                          President of Groundwater Recovery
                                          Systems, Inc.

     James G. Warburton       39          Director of the Company and Vice
                                          President of Groundwater Recovery
                                          Systems, Inc.

     Robert D. Goldman        40          Secretary and Director of the
                                          Company and Vice President of
                                          Lexicon Environmental Associates, Inc.


     John S. Gelles co-founded and has been Chairman of the Board of Directors of the Company since its inception. From inception until May 1992, he was
also Chief Executive Officer and until December 1995, the Secretary.   Mr.
Gelles had been President of Gaservice Maintenance Corporation ("Gaservice"), a wholly owned subsidiary of the Company for 28 years. Since the discontinuation of Gaservice in March 1995, Mr. Gelles has been serving in a sales and marketing capacity for the Company.

     Joyce A. Rizzo has been a Director of the Company since September 1989, President and an employee of Lexicon Environmental Associates, Inc. ("Lexicon") since October 1989, and Chief Executive Officer of the Company since May 1992. Prior thereto, Ms. Rizzo held executive positions with environmental engineering companies for six years after having spent twelve years as a chemical engineer and environmental manager in the petroleum refining industry with Sun Company.

     William H. Gelles, Jr. co-founded and has been President, Treasurer and a Director of the Company since its inception. Mr. Gelles had been Secretary-Treasurer of Gaservice for 28 years. Since the discontinuation of Gaservice in March 1995, Mr. Gelles has been serving in a sales and marketing capacity for the Company.

     George A. Nolan has been a Director of the Company since September 1995. Mr. Nolan is co-founder and has been President of GRS since its inception in 1986. Mr. Nolan directs the administration of GRS, as well as its sales and marketing efforts.

     James G. Warburton has been a Director of the Company since September 1995. Mr. Warburton is co-founder and has been Vice President of GRS since its inception in 1986. Mr. Warburton has 20 years of experience in the design and manufacture of remediation equipment and he is one of the inventors of the Company's registered patents.

     Robert D. Goldman has been Secretary of the Company since December 1995 and a Director since February 1997. Mr. Goldman has been Vice President of Lexicon since November 1989. As a certified professional geologist, Mr. Goldman has worked performing environmental and geologic consulting for the past 18 years.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth, as of July 18, 1997, certain information
with respect to:     i)  those persons who owned, to the Company's knowledge,
beneficially (as such term is defined in Rule 13d-3 under the Securities Exchange Act of 1934) more than 5% of the Company's Common Stock; ii) each Director of the Company and each Executive Officer named in the Summary Compensation Table; and (iii) all Directors and Executive Officers as a group:

                                                         Percentage of
Name and                        Number ofshares of           Outstanding
Address of                      Common Stock                 Common Stock
Beneficial Owner                Owned (1)                    Owned (2)
John S. Gelles (3)               226,083 (4)                  18.3%

William H. Gelles, Jr. (5)       227,618 (6)                  18.4%

Joyce A. Rizzo                    22,947 (7)                   1.8%
790 E. Market Street, Suite 270
West Chester, PA 19382

George A. Nolan                  115,384                       9.0%
299B National Road
Exton, PA 19341

James G. Warburton               115,384                       9.0%
299B National Road
Exton, PA 19341

Robert D. Goldman                 24,364 (8)                   2.0%
790 E. Market Street, Suite 270
West Chester, PA 19382

All Executive Officers and       731,924 (9)                  57.0%
Directors as a Group
(consisting of seven persons)

_________________________

(1)Unless otherwise noted, the Company believes that all persons named in the table have sole voting and investment power with respect to all Common Stock beneficially owned by them. A person is deemed to be the beneficial owner of securities that can be acquired by such person within 60 days from the date hereof upon the exercise of options. Each beneficial owner's percentage ownership is determined by assuming that options and warrants held by such person (but not those held by any other person) and which are exercisable within 60 days from the date hereof have been exercised.

(2)Based on 1,219,645 shares of common stock outstanding plus 60,545 exercisable options and 3,922 exercisable warrants outstanding.

(3)The address of this person is 75 Birchall Dr., Scarsdale, NY 10583.

(4)Includes 76 shares and 1,000 warrants to purchase 76 shares held of record by Mr. Gelles' wife but excludes 153 shares held of record by Mr. Gelles's adult children as to which Mr. Gelles disclaims beneficial ownership. Includes 15,384 incentive stock options granted to Mr. Gelles on July 1, 1996 pursuant to the Company's 1995 Stock Option Plan at an exercise price of $3.445. These options were subsequently canceled and regranted at a price of $1.56 per share in May 1997.

(5)The address of this person is 15 Stornoway, Chappaqua, NY 10514.

(6)Excludes 153 shares owned of record by Mr. Gelles's adult children as to which Mr. Gelles disclaims beneficial ownership. Includes 15,384 incentive stock options granted to Mr. Gelles on July 1, 1996 pursuant to the Company's 1995 Stock Option Plan at an exercise price of $3.445. These options were subsequently canceled and regranted at a price of $1.56 per share in May 1997.

(7)Includes 21,576 incentive stock options granted to Ms. Rizzo pursuant to the Company's 1988 and 1992 Stock Option Plans at an exercise price of $3.90. Excludes 20,346 incentive stock options which are not currently exercisable.

(8)Includes 50,000 warrants to purchase 3,846 shares and 8,057 incentive stock options granted to Mr. Goldman pursuant to the Company's 1992 Stock Option Plans at an exercise price of $3.90. Excludes 3,557 incentive stock options which are not currently exercisable.

(9)Includes an aggregate of 64,323 incentive stock options and warrants described in Notes 4, 6, 7 and 8 above, and 144 incentive stock options owned by Eileen E. Bartoli, Chief Financial Officer.


EXECUTIVE COMPENSATION

Summary Compensation Table

     The following tables set forth all compensation awarded to, earned by, or paid for all services rendered to the Company, for the fiscal years ended December 31, 1994, 1995, and 1996, by the Chief Executive Officer and each other executive officer whose total compensation exceeded $100,000.

                       Annual Compensation       Long-Term Compensation Awards
Name and                                                  Options/
Principal                                                   SARs
Position            Year     Salary   Bonus ($)             (#)
Joyce A. Rizzo,     1996     $150,000    -0-                -0-
Chief Executive     1995     $136,000    -0-              31,923(1)
Officer             1994     $129,435    -0-              24,076(1)

Robert D. Goldman   1996     $107,000   $1,150              -0-
Secretary (2)       1995     $102,000   $1,000           11,615(3)

__________________________

(1) Represents 31,923 options exercisable at a range from $35.75 to $18.6875 which were originally granted in prior years (including the 24,076 listed for 1994), but which were subsequently canceled and regranted in 1995 and 1997. Such options were canceled by the Board of Directors because the Board believed that the options as previously priced did not provide an adequate incentive for Ms. Rizzo.

(2)     Mr. Goldman became Secretary in December 1995.

(3) Represents 11,615 options exercisable at a range from $35.75 to $18.6875 which were originally granted in prior years, but were subsequently canceled and regranted in 1995 and 1997. Such options were canceled by the Board of Directors because the Board believed that the options as previously priced did not provide an adequate incentive for Mr. Goldman.

Aggregated Option Exercises in Last Fiscal Year and FY End Option Values

                                                 Number of     Value of Unexercised
                                                 Unexercised   In-The-Money
                      Shares                     Options at    Options
                      Acquired                   FY-End (#)    at FY-End ($)
                      on Exer-     Value         Exercisable/  Exercisable/
Name                  cise (#)     Realized      Unexercisable Unexercisable(1)
Joyce A. Rizzo         -0-          $ 0.00       21,576/10,346 $0.00/$0.00
Robert D. Goldman      -0-          $ 0.00        8,057/3,557  $0.00/$0.00

________________________

(1) The closing price for the Company's Common Stock on December 31, 1996 was $2.03 per share (post-reverse split price)

     The Company has no long-term incentive plan awards.

     Directors currently receive no cash compensation for serving on the Board of Directors other than reimbursement of reasonable expenses incurred in attending meetings.

Employment Agreements

     In March 1995, the Company entered into an agreement with Messrs. John S. Gelles and William H. Gelles, Jr. which provides that each of such persons shall receive the following through December 31, 1995 for their services to the Company: base salary of $6,500 per month; reimbursement of reasonable business-related expenses including operation of company automobiles; the option to purchase a Company vehicle at fair market value at December 31, 1995; and medical insurance equivalent to preexisting coverage.

     The Company entered into a five-year employment contract with Joyce A. Rizzo on March 31, 1995 to serve as Chief Executive Officer of the Company and President of Lexicon. Under the agreement, Ms. Rizzo's current salary is $154,500 until December 31, 1997 and she is entitled to receive minimum annual increases in base salary of three percent (3%) over the preceding year's salary and maximum increases of ten percent (10%) depending on whether the Company attains certain pre-tax income levels. Under the agreement, Ms. Rizzo is entitled to receive incentive stock options if the Company attains pre-tax income goals, as established by the Board of Directors. Under this contract, Ms. Rizzo received 41,924 stock options at $1.56 in May 1997(former options totaling 31,924 were canceled on May 22, 1997). The Company has agreed to provide Ms. Rizzo with an automobile allowance or in lieu thereof, will pay her an equal monthly cash stipend. If Ms. Rizzo's employment is terminated without cause, the agreement provides that she will be entitled to receive her then current compensation for the lesser of two years or the remainder of the term. The agreement provides that Ms. Rizzo will not compete with the Company during the term of the agreement, nor for a period of two years thereafter. The agreement also provides that if Ms. Rizzo, as both a director and shareholder of the Company, opposes a "change of control" (as defined below) of the Company and such change of control shall occur at any time during full-time employment, Ms. Rizzo shall within six months of such change of control be entitled to terminate her employment agreement and the Company shall promptly pay either 2.9 times her then current compensation, if a majority of the Company's Board opposed the change of control, or 2.5 times the then current compensation if a majority of the Board voted in favor of the change of control. The agreement defines a "change of control" to occur when any person, corporation, partnership, association or entity, directly or indirectly (through a subsidiary or otherwise), (i) acquires or is granted the right to acquire, directly through a merger or similar transaction, a majority of the Company's outstanding voting securities, or (ii) acquires all or substantially all of the Company's assets.

     On September 29, 1995, the Company entered into five year employment agreements with George A. Nolan to serve as President and James G. Warburton to serve as Vice President of GRS each at an annual salary of $148,000. Such salary is subject to automatic annual increases commencing January 1, 1997 of between three percent (3%) and ten (10%) dependent upon achievement of net income targets to be established. Under the agreement, each is entitled to receive incentive stock options if the Company attains pretax income goals, as established by the Board of Directors. The Company has agreed to provide an automobile allowance or in lieu thereof, will pay an equal monthly cash stipend and will provide other fringe benefits that the Company makes available to its executives. If employment is terminated without cause, the agreement provides that the then current compensation will be paid for the lessor of two years or the remainder of the term. The agreement provides for no competition with the Company during the term of the agreement nor for a period of two years thereafter. For the year ended December 31, 1996, George
A. Nolan and James G. Warburton each waived a total of $8,633 in salary and $2,275 of home office allowance to which they were entitled to under these
agreements.   On May 12, 1997, George A. Nolan and James G. Warburton entered into an agreement to waive a total of $52,005 each in salary for the period January 1, 1997 through September 30, 1997. In consideration of this waiver, the Company agreed to make payments totaling $61,770 on the notes payable to Directors during this same period. The Company also granted 15,000 stock options each to Mssrs. Nolan and Warburton at an exercise price of $1.50 per share.

     On July 1, 1996, the Company entered into thirty-month employment agreements with John S. Gelles and William H. Gelles, Jr. to serve as employees of the Company, each at an monthly salary of $6,250 through December 31, 1996 and $4,167 thereafter. The Company also granted 15,385 incentive stock options each to John and William Gelles pursuant to the Company's 1995 Stock Option Plan at an exercise price of $3.445. These options were subsequently canceled and regranted on May 22, 1997 at an exercise price of $1.56 per share.

                   MEETING OF THE BOARD OF DIRECTORS
                  AND INFORMATION REGARDING COMMITTEES

     The Board of Directors held 3 meetings in 1996 which were attended by all Directors.

     The Board of Directors does not currently maintain any committees.

             CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     Until December 31, 1995, the Company was a party to a lease with JWB Associates, a partnership controlled by John S. Gelles and William H. Gelles, Jr. for three separate premises located in the Bronx, New York. With the discontinuation of Gaservice's operations as of March 31, 1995, the Company required the use of the properties until December 31, 1995. The premises were used to house the inventory and property, plant and equipment of Gaservice until the liquidation process was completed. The rent was $5,833 per month, net of all expenses, through December 31, 1995 under an agreement with JWB Associates entered into in March 1995.

     In connection with the acquisition of GRS, the Company signed two one year promissory notes for $125,000 each bearing an interest rate of ten percent (10%) per annum with Messrs. George A. Nolan and James G. Warburton. The notes have subsequently been adjusted in accordance with their terms to a total of $161,770. On September 29,1996, the Company converted the Old Notes Payable to Messrs. Nolan and Warburton (the "Old Notes") in the aggregate of $161,770 into long-term debt (the "New Notes"). The only changes in the terms of the New Notes as compared to the terms of the Old Notes are: extension of the maturity to March 31, 1998; addition of the requirement of quarterly interest payments commencing December 31, 1996 (at the same interest rate of ten percent (10%) per annum provided in the Old Notes); and subordination of the New Notes, as to principal, to the Revolving Credit Agreement with the Company's bank. On April 9, 1997, the Company received a waiver from its bank for failing to meet the covenants of its Revolving Credit Agreement and Term Loan Agreement as of December 31, 1996. Included in the waiver are revised subordination agreements for the New Notes which allow the payment of principal on the New Notes to Messrs. Nolan and Warburton according to an agreed upon schedule. The subordination agreements do not allow for the total subordinated debt to be reduced to less than an aggregate of $100,000.

     On July 1, 1996, the Company entered into an agreement with John S. Gelles and William H. Gelles, Jr., Officers and Directors of the Company, to convert their 1,688,888 shares of Preferred Stock into 115,479 shares of Common Stock in exchange for certain registration rights. In accordance with the agreement, John and William Gelles irrevocably waived any and all rights to dividends to which they may have been entitled in accordance with the terms of the Preferred Stock.

    See "Executive Compensation" for a description of certain options granted to Joyce A. Rizzo, John S. Gelles, William H. Gelles, Jr. and Robert D. Goldman, executive officers of the Company. In addition, see "Executive Compensation" for employment contracts for Joyce A. Rizzo, Chief Executive Officer, John S. Gelles, Chairman of the Board, William H. Gelles, Jr., President, George A. Nolan, a Director and James G. Warburton, a Director.

     During the fiscal years ended December 31, 1996 and December 31, 1995 (Fiscal 1996 and Fiscal 1995, respectively), GRS had revenues of approximately $60,092 and $1,883, respectively, from one entity that is primarily owned by the President of GRS. In Fiscal 1996, GRS also had purchases of $9,583 from the same entity. As of December 31, 1996 and 1995, GRS had accounts receivable from this related entity of $50,612 and 11,105, respectively. This entity competes in some of the same markets and geographic areas as the Company's environmental consulting services business. The Company has implemented certain procedures with regard to this entity to ensure that there is no conflict of interest with the Company's businesses. The Chief Executive Officer is now responsible for reviewing and negotiating terms with this entity, as well as managing the credit limits and outstanding receivables on an on-going basis.

Proposal II

              APPROVAL OF LEAK-X ENVIRONMENTAL CORPORATION
                        1997 STOCK OPTION PLAN

     The Board of Directors of the Company, subject to the approval of stockholders, adopted the Leak-X Environmental Corporation 1997 Stock Option Plan (the "Plan"), which authorizes the grant of options to purchase an aggregate of 100,000 shares of Common Stock.

     The Board of Directors has deemed it in the best interest of the Company to establish the Plan so as to provide employees and other persons involved in the continuing development and successes of the Company and its subsidiaries an opportunity to acquire a proprietary interest in the Company by means of grants of options to purchase Common Stock. The Plan is in addition to the 1988 Stock Option Plan, which presently has no shares remaining of the 52,885 authorized thereunder for issuance, the 1992 Stock Option Plan which has no shares of the 57,692 authorized thereunder remaining for issuance, the 1995 Stock Option Plan which has no shares of the 57,692 authorized thereunder remaining for issuance and the 1996 Stock Option Plan which has 20,478 shares
of the 57,692 authorized thereunder remaining for issuance.   All numbers of
shares authorized under the aforementioned Plans have been adjusted to reflect the one for thirteen reverse stock split wich was effected on January 31, 1997. It is the opinion of the Board of Directors that by providing the Company's employees and other individuals contributing to the Company and its subsidiaries the opportunity to acquire an equity investment in the Company, the Plan will maintain and strengthen their desire to remain with the Company, stimulate their efforts on the Company's behalf, and also attract other qualified personnel to the Company's employ. The affirmative vote by holders of a majority of the shares of Common Stock represented at the meeting is required for approval of the Plan.

     The following statements summarize certain provisions of the Plan. All statements are qualified in their entirety by reference to the text of the Plan, copies of which are available for examination at the Securities and Exchange Commission and at the principal office of the Company, 790 East Market Street, Suite 270, West Chester, Pennsylvania 19382.

     The Plan allows the Company to grant incentive stock options ("ISOs"), as defined in Section 422(b) of the Internal Revenue Code of 1986, as amended (the "Code"), Non-Qualified Stock Options ("NQSOs") not intended to qualify under Section 422(b) of the Code and Stock Appreciation Rights ("SARs"), together with ISOs and NQSOs, collectively referred to herein as "Options". The vesting of one or more Options granted hereunder may be based in whole or in part on the attainment of specified performance goals of the participant or the performance of the Company or one or more subsidiaries or divisions thereof. The Plan is intended to provide the employees, directors, independent contractors and consultants of the Company with an added incentive to continue their services to the Company and to induce them to exert their maximum efforts toward the Company's success. The Board has deemed it in the best interest of the Company to establish the Plan so as to provide employees and the other persons listed above the opportunity to acquire a proprietary interest in the Company by means of grants of Options to purchase Common Stock. The Plan is not subject to ERISA.

Eligibility for Participation

     Under the Plan, ISOs or ISOs in tandem with SARs, subject to the requirements set forth in Temp. Reg. Section 14a.422A-1, A-39 (a)-(e), may be granted, from time to time, to employees of the Company, including officers, provided however, that ISOs and ISOs in tandem with SARs may not be granted under the Plan to any person for whom shares first become exercisable under the Plan or any other stock option plan of the Company in any calendar year having an aggregate fair market value (measured at the respective time of grant of such options) in excess of $100,000. Any grant in excess thereof will be deemed a grant of a NQSO. NQSOs and NQSOs in tandem with SARs may be granted from time to time, under the Plan, to employees of the Company, officers, Directors, independent contractors, consultants and other individuals who are not employees of, but are involved in the continuing development and success of the Company (persons entitled to receive ISOs, NQSOs, and/or SARs are hereinafter referred to as "Participants"). At such time, if ever, as the Plan is administered by a Compensation Committee, as defined below, the maximum number of Options which can be granted a participant in any calendar year is 20,000. To date, the Company has seventeen employees (including six directors), who are eligible for grants of one or more types of Options under the Plan. The Company cannot presently compute the number of non-employees who may be entitled to NQSOs and NQSOs in tandem with SARs.

Administration

     The Plan is to be administered by the Board of Directors of the Company, a compensation committee comprised solely of at least two outside directors (the term "outside directors" having the meaning ascribed to it under Section 162(m) of the Code ("Compensation Committee")), and/or other stock option committee formed by the Board of Directors (the administrator of the Plan, whether the Board of Directors itself or a committee thereof is hereafter referred to as the "Committee" unless the context otherwise requires). The Company currently does not have any outside directors. The Board of Directors and/or a committee thereof will have the authority, in its discretion, to determine the persons to whom, Options shall be granted, the character of such Options and the number of shares of Common Stock to be subject to each Option. Presently, the Plan will be administered by the entire Board of Directors. At such time, if ever, the Board of Directors has at least two outside directors, grants to persons who may be "covered employees" under
Section 162(m) of the Code shall be administered by the Compensation
Committee.

Terms of Options

     The terms of Options granted under the Plan are to be determined by the Committee. Each Option is to be evidenced by a stock option agreement between the Company and the person to whom such Option is granted, and is subject to the following additional terms and conditions:


     (a) Exercise of the Option: The Committee will determine the time periods during which Options granted under the Plan may be exercised. An Option must be granted within ten (10) years from the date the Plan was adopted or the date the Plan is approved by the stockholders of the Company, whichever is earlier. Options will be exercisable in whole or in part at any time during the period but will not have an expiration date later than ten
(10) years from the date of grant. Unless otherwise provided in any option agreement issued under the Plan, any Option granted under the Plan may be exercisable in whole or in part at any time during the exercise period and, except for performance based options, must become fully exercisable within five years from the date of its grant, and no less than 20% of the Option shall become exercisable on an aggregate basis in any of the first five years of the Option. Notwithstanding the above, ISOs or SARs granted in tandem with ISOs granted to holders of more than 10% of the Company's Common Stock are subject to the additional restriction that the expiration date shall not be later than five (5) years from the date of grant. An Option is exercised by giving written notice of exercise to the Company specifying the number of full shares of Common Stock to be purchased and tendering payment of the purchase price to the Company in cash or certified check, or if permitted by the instrument of grant, with respect to an ISO, or at the discretion of the Committee with respect to NQSOs, by delivery of Common Stock having a fair market value equal to the Option price, by delivery of an interest bearing promissory note having an original principal balance equal to the Option Price and an interest rate not below the rate which would result in imputed interest under the Code or by a combination of cash, shares of Common Stock and promissory notes. Furthermore, in the case of a NQSO, at the discretion of the Committee, the Participant may have the Company withhold from the Common Stock to be issued upon exercise of the Option that number of shares having a fair market value equal to the exercise price and/or the withholding amount due.

     (b) Option Price: The option price of a NQSO or an SAR granted in tandem with an NQSO granted pursuant to the Plan, is determined by the Committee at its sole discretion, but not less than 85% of the fair market value at the date of grant.

     In no event may the option price of an ISO or an SAR granted in tandem with an ISO be less than the fair market value on the date of grant. Such fair market value of an ISO shall be determined by the Committee and, if the Common Stock is listed on a national securities exchange or traded on the over-the-counter market, the fair market value shall be the closing price on such exchange, or the mean of the reported bid and asked prices of the Common Stock on the over-the-counter market as reported by NASDAQ, the NASD OTC Bulletin Board or the National Quotation Bureau, Inc., as the case may be, on such date. ISOs or SARs granted in tandem with ISOs, granted to holders of more than 10% of the Company's Common Stock are subject to the additional restriction that the option price must be at least 110% of the fair market value of the Company's Common Stock on the date of grant.

     (c)     Termination of Employment; Consulting Relationships; Death:
Except as provided in the Plan, or otherwise determined by the Board of Directors or the Committee in its sole discretion, upon termination of employment or consulting relationship with the Company for any reason, a holder of an Option under the Plan may exercise such Option to the extent such Option was exercisable as of the date of termination or at any time within three (3) months after the date of such termination. However, unless otherwise determined by the Board of Directors or the Committee in its sole discretion, any Options granted under the Plan shall immediately terminate in the event the optionee is terminated for cause.

     If the holder of an Option granted under the Plan dies (i) while employed by or providing consulting services for the Company or a subsidiary or parent corporation or (ii) within three (3) months after the termination of such holder's employment or consulting relationship, such Option may be exercised within twelve months of death by a legatee or legatees of such Option under such individual's last will or by such individual's estate, to the extent such Option was exercisable as of the date of death or date of termination of employment or consulting relationship, whichever date is earlier.

     If the holder of an Option under the Plan becomes disabled within the definition of section 22(e)(3) of the Code while employed by or providing consulting services for the Company or a subsidiary or parent corporation, such Option may be exercised at any time within six months less one day after such holder's termination of employment or consulting relationship due to the disability.

     Except as otherwise determined by the Committee in its sole discretion, an Option may not be exercised except to the extent that the holder was entitled to exercise the Option at the time of termination of employment or death, and in any event it may not be exercised after the original expiration date of the Option.

     (d) Transferability of Options; No Liens: ISOs and SARs granted in tandem with ISOs shall be nontransferable and non-assignable by the optionee, other than by will or the laws of descent and distribution, and any ISO or SAR in tandem with an ISO is exercisable during the lifetime of the optionee and only by the optionee, or in the event of his or her death, by a person who acquires the right to exercise the Option by bequest or inheritance or by reason of the death of the optionee. The Committee has the right to grant NQSOs or SARs in tandem with NQSOs which may or may not be transferable or assignable.

     The option agreement may contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Board of Directors or its committee.

Termination; Modification and Amendment

     The Plan (but not Options previously granted under the Plan) shall terminate ten years from the earlier of the date of its adoption by the Board of Directors or the date the Plan is approved by the Stockholders of the Company. No Option will be granted after termination of the Plan.

     The Board of Directors of the Company may terminate the Plan at any time prior to its expiration date, or from time to time make such modifications or amendments of the Plan as it deems advisable. However, the Board may not, without the approval of a majority of the then outstanding shares of the Company voting thereon, except under conditions described under "Adjustments Upon Changes in Capitalization," increase the maximum number of shares as to which Options may be granted under the Plan or materially change the standards of eligibility under the Plan.

     No termination, modification or amendment of the Plan may adversely affect the terms of any outstanding Options without the consent of the holders of such Options.

Adjustments Upon Changes in Capitalization

     In the event that the number of outstanding shares of Common Stock of the Company is changed by reason of recapitalization, reclassification, stock split, stock dividend, combination, exchange of shares, or the like, the Board of Directors of the Company will make an appropriate adjustment in the aggregate number of shares of Common Stock available under the Plan, in the number of shares of Common Stock reserved for issuance upon the exercise of then outstanding Options and in the exercise prices of such Options. Any adjustment in the number of shares will apply proportionately only to the unexercised portion of Options granted under the Plan. Fractions of shares resulting from any such adjustment shall be revised to the next higher whole number of shares.

     In the event of the proposed dissolution or liquidation of substantially all of the assets of the Company, all outstanding Options will automatically terminate, unless otherwise provided by the Board.

Federal Income Tax Consequences

     The following discussion is only a summary of the principal Federal income tax consequences of the Options granted under the Plan and is based on existing Federal law, which is subject to change, in some cases retroactively. This discussion is also qualified by the particular circumstances of individual optionees, which may substantially alter or modify the Federal income tax consequences herein discussed.

     Generally, under present law, when an option qualifies as an ISO under
Section 422 of the Code (i) an employee will not realize taxable income either upon the grant or the exercise of the option, (ii) the amount by which the fair market value of the shares acquired by the exercise of the option at the time of exercise exceeds the option price is included in alternative minimum taxable income for purposes of determining the employee's alternative minimum tax, (iii) any gain or loss (the difference between the net proceeds received upon the disposition of the shares and the option price paid therefor) upon a qualifying disposition of the shares acquired by the exercise of the option will be treated as capital gain or loss if the stock qualifies as a capital asset in the hands of the employee, and (iv) no deduction will be allowed to the Company for Federal income tax purposes in connection with the grant or exercise of an incentive stock option or a qualifying disposition of the shares. A disposition by an employee of shares acquired upon exercise of an ISO will constitute a qualifying disposition if it occurs more than two years after the grant of the option and one year after the issuance of the shares to the employee. If such shares are disposed of by the employee before the expiration of those time limits, the transfer would be a "disqualifying disposition" and the employee, in general, will recognize ordinary income (and the Company will receive an equivalent deduction) equal to the lesser of (i) the aggregate fair market value of the shares as of the date of exercise less the option price, or (ii) the amount realized on the disqualifying disposition less the option price. Ordinary income from a disqualifying disposition will constitute compensation for which withholding may be required under Federal and state law. In addition, holders of Options granted after August 10, 1993 may be entitled to exclude up to 50% of the gain on any such sale occurring 5 years after the date of exercise. The availability of such exclusion is dependant upon, among other things, the Company not having in excess of $50 million of aggregate gross assets at any time before the exercise of the respective Options. No assurance can be given as to the amount of the Company's gross assets at any time in the future. Currently under the Code, the maximum rate of tax on ordinary income is greater than the rate of tax on long-term capital gains. Legislation has passed the House of Representatives and Senate to decrease the marginal rate of tax on capital gains. The provisions enacted by the House and Senate differ. It is unknown whether the legislation will eventually be enacted into law. Furthermore, in the future, the rate of tax on such gains may be increased. No assurance can be given of when, if ever, new tax legislation will be enacted into law, and the effective date of any such legislation.

     In the case of a non-qualified stock option granted under the Plan, no income generally is recognized by the optionee at the time of the grant of the option assuming such non-qualified stock option does not have a readily ascertainable fair market value. The optionee generally will recognize ordinary income when the non-qualified stock option is exercised equal to the aggregate fair market value of the shares acquired less the option price. However, if the sale of any shares received would be subject to Section 16(b) of the Securities Exchange Act of 1934, ordinary income attributable to such shares received will be recognized on the date such sale would not give rise to a Section 16(b) action, valued at the fair market value at such later time, unless the optionee has made a Section 83(b) election within 30 days after the date of exercise to recognize ordinary income as of the date of exercise based on the fair market value at the date of exercise. Ordinary income from non-qualified stock options will constitute compensation for which withholding may be required under Federal and state law, and the Company will receive an equivalent deduction, subject to the limitations of Section 162(m) of the Code which limits the amount a publicly held corporation may deduct with respect to remuneration generally paid to an executive officer of the Corporation to $1,000,000. Income recognized by such executive officer on the exercise of a NQSO or SAR would be deemed remuneration. There are certain exceptions excluding income from the exercise of a NQSO or SAR which the Company may avail itself if the Plan is administered by two outside directors. The Company does not currently have any such directors.

     Shares acquired upon exercise of non-qualified stock options will have a tax basis equal to their fair market value on the exercise date or other relevant date on which ordinary income is recognized and the holding period for the shares generally will begin on the date of the exercise or such other relevant date. Upon subsequent disposition of the shares, the optionee will recognize capital gain or loss if the stock is a capital asset in his hands. Provided the shares are held by the optionee for more than one year prior to disposition, such gain or loss will be long-term capital gain or loss. As set forth above, the maximum rate of tax on ordinary income is currently greater than the rate of tax on long-term capital gains. To the extent an optionee recognizes a capital loss, such loss may currently generally offset capital gains and $3,000 of ordinary income. Any excess capital loss is carried forward indefinitely.

     The grant of an SAR is generally not a taxable event for the optionee. Upon the exercise of an SAR the optionee will recognize ordinary income in an amount equal to the amount of cash received upon such exercise, and the Company will be entitled to a deduction equal to the same amount.

     The foregoing discussion is only a brief summary of the applicable Federal income tax laws as in effect on this date and should not be relied upon as being a complete statement. The Federal tax laws are complex, and they are subject to legislative changes and new or revised judicial or administrative interpretations at any time. In addition to the Federal income tax consequences described herein, an optionee may also be subject to state and/or local income tax consequences in the jurisdiction in which the grantee works and/or resides.

New Plan Benefits

     As of June 30, 1997, no Options have been granted or allocated under the Plan. Accordingly, any benefits or amounts that will be received by management of the Company under the Plan are not presently determinable.

     Management recommends voting "FOR" the proposal to approve the Leak-X Environmental Corporation 1997 Stock Option Plan.

Proposal III

             DECREASE IN THE AUTHORIZED COMMON AND PREFERRED STOCK

     The Company is presently authorized to issue 30,000,000 shares of Common Stock, par value $.001 per share and 5,000,000 shares of Preferred Stock, par value $.01 per share. As of July 1, 1997, of the 30,000,000 shares of Common Stock authorized, approximately 1,219,645 shares were issued and outstanding, and approximately 191,209 shares of Common Stock were reserved for issuance under the Company's 1988 Stock Option Plan, 1992 Stock Option Plan, 1995 Stock Option Plan and 1996 Stock Option Plan. As of July 1, 1997, of the 5,000,000 shares of Preferred Stock authorized, none were issued and outstanding. As of July 1, 1997, the Company had a 2,668,000 Common Stock Purchase Warrants outstanding which may be converted into 293,480 shares of Common Stock. As of July 1, 1997, the Company had an additional 38,461 options outstanding which may be converted into 38,461 shares of Common Stock. As of July 1, 1997, the Company had 1,450,000 private placement warrants outstanding which may be converted into 111,538 shares of Common Stock. Accordingly, approximately 28,145,667 shares of Common Stock are currently available for issuance by the Company.

     The Board of Directors of the Company has adopted a resolution subject to shareholder approval, to decrease the number of shares of Common Stock and Preferred Stock which the Company may issue pursuant to its Certificate of Incorporation from 30,000,000 shares of Common Stock, par value $,001, to 5,000,000 shares of Common Stock, par value $.001 and from 5,000,000 shares of Preferred Stock, par value $.01, to 500,000 shares of Preferred Stock, par value $.01 per share. Article FIFTH (a) of the Certificate of Incorporation, as proposed to be amended, is set forth in full as follows:

     FIFTH:
       (a)The total number of shares of all classes of stock which the Corporation has the authority to issue is 5,500,000 shares, consisting of:

          (1)5,000,000 shares of Common Stock, par value, $.001 per share ("Common Stock"); and

          (2)500,000 shares of Preferred Stock, par value, $.01 per share ("Preferred Stock").

Approval of this amendment requires the favorable vote of the holders of a majority of all outstanding shares of the Company's Common Stock entitled to vote at the Annual Meeting.

     The reduction of authorized shares of stock will allow the Company to reduce certain franchise tax expenses. The Company is a Delaware corporation and is subject to an annual franchise tax payment under Delaware law. Delaware's annual franchise tax payment is calculated by one of two methods - the authorized number of shares method or the assumed capital (par and no-par) method. Between the two methods the lesser tax is payable. The assumed par value method produces the lower tax for the Company. The tax payment under the assumed par value method is determined by multiplying the calculated par value of the stock by the number of authorized shares of stock. A reduction in authorized shares will, ipso facto, reduce the amount of tax due as calculated by the assumed par value method.

     The Directors of the Company believe that following approval of the reduction in the authorized shares of Common and Preferred Stock of the Company there will be sufficient authorized, but unissued, shares in each category to provide the Company with the flexibility it might need in the future. The Board of Directors of the Company currently has no negotiations, understandings, agreements, or arrangements concerning the issuance of any equity securities.

     Management recommends voting "FOR" the decrease in the authorized number of shares of Common Stock and Preferred Stock.

Proposal IV

                       RELATIONSHIP WITH INDEPENDENT
                             PUBLIC ACCOUNTANTS

     Mazars & Guerard LLP have been the independent auditors of the Company's accounts since January 1996. They have no financial interest, either direct or indirect, in the Company. Selection of auditors is made by the Company's Board of Directors, subject to stockholder ratification. A representative of Mazars & Guerard LLP is expected to attend the Annual Meeting and to have an opportunity to make a statement or respond to appropriate questions from stockholders.

     Management recommends voting "FOR" the ratification of the appointment of the auditors.

                              OTHER MATTERS

     The Board of Directors is not aware of any business to be presented at the Annual Meeting except the matters set forth in the Notice and described in this Proxy Statement. Unless otherwise directed, all shares represented by Board of Directors' proxies will be voted in favor of the proposals of the Board of Directors described in this Proxy Statement. If any other matters come before the Annual Meeting, the person named in the accompanying proxy will vote on those matters according to their best judgment.

                                  EXPENSES

     The entire cost of preparing, assembling, printing and mailing this Proxy Statement, the enclosed proxy and other materials, and the cost of soliciting proxies with respect to the Annual Meeting will be borne by the Company. The Company will request banks and brokers to solicit their customers who beneficially own shares listed of record in names of nominees, and will reimburse those banks and brokers for the reasonable out-of-pocket expenses of such solicitations. The original solicitation of proxies by mail may be supplemented by telephone and telegram by Officers and other regular employees of the Company, but no additional compensation will be paid to such individuals.

             COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than ten-percent shareholders are required by regulations to furnish the Company with copies of all Section 16(a) forms they file. Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons that no Forms 5 were required for those persons, the Company believes that, during the period from January 1, 1996 through December 31, 1996, all filing requirements applicable to its officers, directors, and greater than ten-percent beneficial owners were complied with.


                         STOCKHOLDER PROPOSALS

     No person who intends to present a proposal for action at a forthcoming stockholders' meeting of the Company may seek to have the proposal included in the Proxy Statement or form of proxy for such meeting unless that person (a) is a record or beneficial owner of at least 1% or $1,000 in market value of Common Stock, has held such Common Stock for at least one year at the time the proposal is submitted, and such person shall continue to own such Common Stock through the date on which the meeting is held, (b) provides the Company in writing with his name, address, the number of shares held by him and the dates upon which he acquired such shares with documentary support for a claim of beneficial ownership, (c) notifies the Company of his intention to appear personally at the meeting or by a qualified representative under Delaware law to present his proposal for action, and (d) submits his proposal timely. A proposal, to be included in the Proxy Statement or proxy for the Company's next annual meeting of stockholders, will be submitted timely only if the proposal has been received at the Company's principal executive office no later than April 21, 1998. If the date of such meeting is changed by more than 30 calendar days from the date such meeting is scheduled to be held this year, or if the proposal is to be presented at any meeting other than the next annual meeting of stockholders, the proposal must be received at the Company's principal executive office at a reasonable time before the solicitation of proxies for such meeting is made.

     Even if the foregoing requirements are satisfied, a person may submit only one proposal of not more than 500 words with a supporting statement if the latter is requested by the proponent for inclusion in the proxy materials, and under certain circumstances enumerated in the Securities and Exchange Commission's rules relating to the solicitation of proxies, the Company may be entitled to omit the proposal and any statement in support thereof from its proxy statement and form of proxy.

                         By order of the Board of Directors

                         /s/ Robert D. Goldman

                         Robert D. Goldman, Secretary

West Chester, Pennsylvania
July 18, 1997

     Copies of the Company's 1996 Annual Report on Form 10-KSB for the year ended December 31, 1996 as filed with the Securities and Exchange Commission, including the financial statements, can be obtained without charge by shareholders (including beneficial owners of the Company's Common Shares) upon written request to Joyce A. Rizzo, the Company's Chief Executive Officer, Leak-X Environmental Corporation, 790 East Market Street, Suite 270, West Chester, Pennsylvania 19382.



                                                           EXHIBIT A

                          LEAK-X ENVIRONMENTAL CORPORATION
                         1997 INCENTIVE STOCK OPTION PLAN

1. Purposes.

     The LEAK-X ENVIRONMENTAL CORPORATION 1997 INCENTIVE STOCK OPTION PLAN (the "Plan") is intended to provide the employees, directors, independent contractors and consultants of LEAK-X ENVIRONMENTAL CORPORATION (the "Company") and/or any subsidiary or parent thereof with an added incentive to commence and/or continue their services to the Company and to induce them to exert their maximum efforts toward the Company's success. By thus encouraging employees, directors, independent contractors and consultants and promoting their continued association with the Company, the Plan may be expected to benefit the Company and its stockholders. The Plan allows the Company to grant Incentive Stock Options ("ISOs") (as defined in Section 422(b) of the Internal Revenue Code of 1986, as amended (the "Code"), Non-Qualified Stock Options ("NQSOs") not intended to qualify under Section 422(b) of the Code and Stock Appreciation Rights ("SARs") (collectively the "Options"). The vesting of one or more Options granted hereunder may be based in whole or in part on the attainment of specified performance goals of the participant or the performance of the Company, one or more subsidiaries, parent and/or division of one or more of the above.

2. Shares Subject to the Plan.

     The total number of shares of Common Stock of the Company, $.01 par value per share, that may be subject to Options granted under the Plan shall be one hundred thousand (100,000) in the aggregate, subject to adjustment as provided in Paragraph 8 of the Plan; however, the grant of an ISO to an employee together with a tandem SAR or any NQSO to an employee together with a tandem SAR shall only require one share of Common Stock available subject to the Plan to satisfy such joint Option. The Company shall at all times while the Plan is in force reserve such number of shares of Common Stock as will be sufficient to satisfy the requirement of outstanding Options granted under the Plan. ln the event any Option granted under the Plan shall expire or terminate for any reason without having been exercised in full or shall cease for any reason to be exercisable in whole or in part, the unpurchased shares subject thereto shall again be available for granting of Options under the Plan.

3. Eligibility.

     All employees of the Company or of a "subsidiary" or "parent" of the Company, as the quoted terms are defined within Section 424 of the Code are eligible to receive ISO's or ISO's in tandem with SAR's (provided the SAR meets the requirements set forth in Temp. Reg. Section 14a.422A-l, A-39 (a) through (e) inclusive). ISO's or ISO's in tandem with SAR's (provided the SAR meets the requirements set forth in Temp. Reg. Section 14a.422A-1, A-39 (a) through (e) inclusive) may be granted from time to time under the Plan to one or more employees of the Company or of a "subsidiary" or "parent" of the Company, as the quoted terms are defined within Section 424 of the Code. An Officer is an employee for the above purposes. However, a director of the Company who is not otherwise an employee is not deemed an employee for such purposes. NQSOs and NQSO's in tandem with SARs may be granted from time to time under the Plan to one or more employees of the Company, Officers, members of the Board of Directors, independent contractors, consultants and other individuals who are not employees of but are involved in the continuing development and success of the Company and/or of a subsidiary of the Company, including persons who have previously been granted Options under the Plan.

4. Administration of the Plan.

     (a) The Plan shall be administered by the Board of Directors of the Company as such Board of Directors may be composed from time to time and/or by a committee thereof (the "Committee"). At such time as the Company has at least two Outside Directors (as such term is defined in regulations promulgated from time to time with respect to Section 162(m)(4)(C)(i) of the
Code), the Committee, if any, shall be comprised solely of at least two Outside Directors appointed by such Board of Directors of the Company. As and to the extent authorized by the Board of Directors of the Company, the Committee may exercise the power and authority vested in the Board of Directors under the Plan. Within the limits of the express provisions of the Plan, the Board of Directors or Committee shall have the authority, in its discretion, to determine the individuals to whom, and the time or times at which, Options shall be granted, the character of such Options (whether ISOs, NQSOs, and/or SARs in tandem with NQSOs, and/or SARs in tandem with ISOs) and the number of shares of Common Stock to be subject to each Option, the manner and form in which the optionee can tender payment upon the exercise of his Option, and to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to the Plan, to determine the terms and provisions of Option agreements that may be entered into in connection with Options (which need not be identical), subject to the limitation that agreements granting ISOs must be consistent with the requirements for the ISOs being qualified as "incentive stock options" as provided in Section 422 of the Code, and to make all other determinations and take all other actions necessary or advisable for the administration of the Plan. In making such determinations, the Board of Directors and/or the Committee may take into account the nature of the services rendered by such individuals, their present and potential contributions to the Company's success, and such other factors as the Board of Directors and/or the Committee, in its discretion, shall deem relevant. The Board of Directors' and/or the Committee's determinations on the matters referred to in this Paragraph shall be conclusive.

     (b) Notwithstanding anything contained herein to the contrary, at anytime during the period the Company's Common Stock is registered pursuant to
Section 12(g) of the Securities Exchange Act of 1934 (the "1934 Act"), the Committee, if one has been appointed to administer all or part of the Plan, shall have the exclusive right to grant Options to Covered Employees as defined under Section 162(m)(3) of the Code (generally executive officers subject to Section 16 of the 1934 Act) and set forth the terms and conditions thereof. With respect to persons subject to Section 16 of the 1934 Act, transactions under the Plan are intended, to the extent possible, comply with all applicable conditions of Rule 16b-3, as amended from time to time, (and its successor provisions, if any) under the 1934 Act and Section 162(m)(4)(C) of the Code of 1986, as amended. To the extent any provision of the Plan or action by the Board of Directors or Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Board of Directors and/or such Committee.


5. Terms of Options.

     Within the limits of the express provisions of the Plan, the Board of Directors or the Committee may grant either ISOs or NQSOs or SARs in tandem with NQSOs or SARs in tandem with ISOs. An ISO or an NQSO enables the optionee to purchase from the Company, at any time during a specified exercise period, a specified number of shares of Common Stock at a specified price (the "Option Price"). The optionee, if granted a SAR in tandem with a NQSO or ISO, may receive from the Company, in lieu of exercising his option to purchase shares pursuant to his NQSO or ISO, at one of the certain specified times during the exercise period of the NQSO or ISO as set by the Board of Directors or the Committee, the excess of the fair market value upon such exercise (as determined in accordance with subparagraph (b) of this Paragraph 5) of one share of Common Stock over the Option Price per share specified upon grant of the NQSO or ISO/SAR multiplied by the number of shares of Common Stock covered by the SAR so exercised. The character and terms of each Option granted under the Plan shall be determined by the Board of Directors and/or the Committee consistent with the provisions of the Plan, including the following:

     (a) An Option granted under the Plan must be granted within 10 years from the date the Plan is adopted, or the date the Plan is approved by the stockholders of the Company, whichever is earlier.

     (b) The Option Price of the shares of Common Stock subject to each ISO and cach SAR issued in tandem with an ISO shall not be less than the fair market value of such shares of Common Stock at the time such ISO is granted. Such fair market value shall be determined by the Board of Directors and, if the shares of Common Stock are listed on a national securities exchange or traded on the over-the-counter market, the fair market value shall be the closing price on such exchange, or the mean of the closing bid and asked prices of the shares of Common Stock on the over-the-counter market, as reported by the Nasdaq Stock Market, the National Association of Securities Dealers OTC Bulletin Board or the National Quotation Bureau, Inc., as the case may be, on the day on which the Option is granted or, if there is no closing price or bid or asked price on that day, the closing price or mean of the closing bid and asked prices on the most recent day preceding the day on which the Option is granted for which such prices are available. lf an ISO or SAR in tandem with an ISO is granted to any individual who, immediately before the ISO is to be granted, owns (directly or through attribution) more than 10% of the total combined voting power of all classes of capital stock of the Company or a subsidiary or parent of the Company, the Option Price of the shares of Common Stock subject to such ISO shall not be less than 110% of the fair market value per share of the shares of Common Stock at the time such ISO is granted.

     (c) The Option Price of the shares of Common Stock subject to an NQSO or an SAR in tandem with a NQSO granted pursuant to the Plan shall be determined by the Board of Directors or the Committee, in its sole discretion, but in no event less than 85% of the fair market value per share of the shares of Common Stock at the time of grant.

     (d) In no event shall any Option granted under the Plan have an expiration date later than 10 years from the date of its grant, and all Options granted under the Plan shall be subject to earlier termination as expressly provided in Paragraph 6 hereof. lf an ISO or an SAR in tandem with an ISO is granted to any individual who, immediately before the ISO is granted, owns (directly or through attribution) more that 10% of the total combined voting power of all classes of capital stock of the Company or of a subsidiary or parent of the Company, such ISO shall by its terms expire and shall not be exercisable after the expiration of five (5) years from the date of its grant.

     (e) An SAR may be exercised at any time during the exercise period of the ISO or NQSO with which it is granted in tandem and prior to the exercise of such ISO or NQSO. Notwithstanding the foregoing, the Board of Directors and/or the Committee shall in their discretion determine from time to time the terms and conditions of SAR's to be granted, which terms may vary from the afore-described conditions, and which terms shall be set forth in a written stock option agreement evidencing the SAR granted in tandem with the ISO or NQSO. The exercise of an SAR granted in tandem with an ISO or NQSO shall be deemed to cancel such number of shares subject to the unexercised Option as were subject to the exercised SAR. The Board of Directors or the Committee has the discretion to alter the terms of the SARS if necessary to comply with Federal or state securities law. Amounts to be paid by the Company in connection with an SAR may, in the Board of Director's or the Committee's discretion, be made in cash, Common Stock or a combination thereof.

     (f) Unless otherwise specifically provided in any Option agreement under the Plan (provided such inclusion would not violate relevant Federal or state securities provisions), an Option granted under the Plan shall become exercisable, in whole at any time or in part from time to time, but in no event may an Option (i) be exercised as to less than one hundred (100) shares of Common Stock at any one time, or the remaining shares of Common Stock covered by the Option if less than one hundred (100), and (ii) except with respect to performance based Options, become fully exercisable more than five years from the date of its grant nor shall less than 20% of the Option become exercisable in any of the first five years of the Option, if not terminated as provided in Section 6 hereof. An Option shall be considered a performance option for purposes of this subpart (f) if the Option becomes fully exercisable at the end of a specified term even though vesting accelerates on the meeting of such performance standards. The Board of Directors or the Committee, if applicable, shall, in the event it so elects in its sole discretion, set one or more performance standards with respect to one or more Options upon which vesting is conditioned or accelerated (which performance standards may vary among the Options).

     (g) An Option granted under the Plan shall be exercised by the delivery by the holder thereof to the Company at its principal office (to the attention of the Secretary) of written notice of the number of full shares of Common Stock with respect to which the Option is being exercised, accompanied by payment in full, which payment at the option of the optionee shall be in the form of (i) cash or certified or bank check payable to the order of the Company, of the Option Price of such shares of Common Stock, or, (ii) if permitted by the Committee or the Board of Directors, as determined by the Committee or the Board of Directors in its sole discretion at the time of the grant of the Option with respect to an ISO and at or prior to the time of exercise with respect to a NQSO, by the delivery of shares of Common Stock having a fair market value equal to the Option Price or the delivery of an interest-bearing promissory note having an original principal balance equal to the Option Price and an interest rate not below the rate which would result in imputed interest under the Code (provided, in order to qualify as an ISO, more than one year shall have passed since the date of grant and one year from the date of exercise), or (iii) at the option of the Committee or the Board of Directors, determined by the Committee or the Board of Directors in its sole discretion at the time of the grant of the Option with respect to an ISO and at or prior to the time of exercise with respect to a NQSO, by a combination of cash, promissory note and/or such shares of Common Stock (subject to the restriction above) held by the employee that have a fair market value together with such cash and principal amount of any promissory note that shall equal the Option Price, and, in the case of a NQSO, at the discretion of the Committee or Board of Directors by having the Company withhold from the shares of Common Stock to be issued upon exercise of the Option that number of shares having a fair market value equal to the exercise price and/or the tax withholding amount due, or otherwise provide for withholding as set forth in Paragraph 9(c) hereof or in the event an employee is granted an ISO or NQSO in tandem with an SAR and desires to exercise such SAR, such written notice shall so state such intention. To the extent allowed by applicable Federal and state securities laws, the Option Price may also be paid in full by a broker-dealer to whom the optionee has submitted an exercise notice consisting of a fully endorsed Option, or through any other medium of payment as the Board of Directors and/or the Committee, in its discretion, shall authorize.

     (h) The holder of an Option shall have none of the rights of a stockholder with respect to the shares of Common Stock covered by such holder's Option until such shares of Common Stock shall be issued to such holder upon the exercise of the Option.

     (i) All ISOs or SARs in tandem with ISOs granted under the Plan shall not be transferable otherwise than by will or the laws of descent and distribution and may be exercised during the lifetime of the holder thereof only by the holder. The Board or the Committee, in its sole discretion, shall determine whether an Option other than an ISO or SAR in tandem with an ISO shall be transferable. No Option granted under the Plan shall be subject to execution, attachment or other process.

     (j) The aggregate fair market value, determined as of the time any ISO or SAR in tandem with an ISO is granted and in the manner provided for by Subparagraph (b) of this Paragraph 5, of the shares of Common Stock with respect to which ISOs granted under the Plan are exercisable for the first time during any calendar year and under incentive stock options qualifying as such in accordance with Section 422 of the Code granted under any other incentive stock option plan maintained by the Company or its parent or subsidiary corporations, shall not exceed $100,000. Any grant of Options in excess of such amount shall be deemed a grant of a NQSO.

     (k) Notwithstanding anything contained herein to the contrary, an SAR which was granted in tandem with an ISO shall (i) expire no later than the expiration of the underlying ISO; (ii) be for no more than 100% of the spread at the time the SAR is exercised; (iii) shall only be transferable when the underlying ISO is transferable; (iv) only be exercised when the underlying ISO is eligible to be exercised; and (v) only be exercisable when there is a positive spread.

     (l) In no event shall an employee be granted Options for more than 20,000 shares of Common Stock during any calendar year period while the Company has two Outside Directors; provided, however, that the limitation set forth in this Section 5(l) shall be subject to adjustment as provided in
Section 8 herein.
6. Death or Termination of Employment/Consulting Relationship.

     (a) Except as provided herein, or otherwise determined by the Board of Directors or the Committee in its sole discretion, upon termination of an optionee's employment or consulting relationship with the Company for any reason other than cause, a holder of an Option under the Plan may exercise such Options to the extent such Options were exercisable as of the date of termination at any time within three (3) months after the date of such termination, subject to the provisions of Subparagraph (d) of this Paragraph
6. Notwithstanding anything contained herein to the contrary, unless otherwise determined by the Board of Directors or the Committee in its sole discretion, any options granted hereunder to an optionee and then outstanding shall immediately terminate in the event the optionee is terminated for cause. For purposes hereof, cause means (i) acts and/or omissions, or a course of conduct, of optionee, that are, in the opinion of the President of the Company, materially adverse to the interests of the Company, (ii) drug or alcohol abuse, (iii) conviction of a felony committed against the Company,
(iv) any act of dishonesty by the optionee with respect to the Company and (v) an employee's voluntary termination of an employment agreement with the Company or a consultant's termination of a consulting relationship with the Company prior to the termination of the term thereof.

     (b) If the holder of an Option granted under the Plan dies (i) while employed by the Company or a subsidiary or parent corporation or while providing consulting services to the Company or a subsidiary or parent corporation or (ii) within three (3) months after the termination of such holder's employment/consulting, such Options may, subject to the provisions of subparagraph (d) of this Paragraph 6, be exercised by a legatee or legatees of such Option under such individual's last will or by such individual's personal representatives or distributees at any time within such time as determined by the Board of Directors or the Committee in its sole discretion, but in no event less than six months after the individual's death, to the extent such Options were exercisable as of the date of death or date of termination of employment, whichever date is earlier.

     (c) If the holder of an Option under the Plan becomes disabled within the definition of section 22(e)(3) of the Code while employed by the Company or a subsidiary or parent corporation, such Option may, subject to the provisions of subparagraph (d) of this Paragraph 6, be exercised at any time within six months less one day after such holder's termination of employment due to the disability.

     (d) Except as otherwise determined by the Board of Directors or the Committee in its sole discretion, an Option may not be exercised pursuant to this Paragraph 6 except to the extent that the holder was entitled to exercise the Option at the time of termination of employment, consulting relationship or death, and in any event may not be exercised after the original expiration date of the Option. Notwithstanding anything contained herein which may be to the contrary, such termination or death prior to vesting shall, unless otherwise determined by the Board of Directors or Committee, in its sole discretion, be deemed to occur at a time the holder was not entitled to exercise the Option.

     (e) The Board of Directors or the Committee, in its sole discretion, may at such time or times as it deems appropriate, if ever, accelerate all or part of the vesting provisions with respect to one or more outstanding options. The acceleration of one Option shall not infer that any Option is or to be accelerated.

7. Leave of Absence.

     For the purposes of the Plan, an individual who is on military or sick leave or other bona fide leave of absence (such as temporary employment by the Government) shall be considered as remaining in the employ of the Company or of a subsidiary or parent corporation for ninety (90) days or such longer period as such individual's right to reemployment is guaranteed either by statute or by contract.

8. Adjustment Upon Changes in Capitalization.

     (a) In the event that the outstanding shares of Common Stock are hereafter changed by reason of recapitalization, reclassification, stock split-up, combination or exchange of shares of Common Stock or the like, or by the issuance of dividends payable in shares of Common Stock, an appropriate adjustment shall be made by the Board of Directors, as determined by the Board of Directors and/or the Committee, in the aggregate number of shares of Common Stock available under the Plan, in the number of shares of Common Stock issuable upon exercise of outstanding Options, and the Option Price per share. In the event of any consolidation or merger of the Company with or into another company, where the Company is not the surviving entity, or the conveyance of all or substantially all of the assets of the Company to another company for solely stock and/or securities, each then outstanding Option shall upon exercise thereafter entitle the holder thereof to such number of shares of Common Stock or other securities or property to which a holder of shares of Common Stock of the Company would have been entitled to upon such consolidation, merger or conveyance; and in any such case appropriate adjustment, as determined by the Board of Directors of the Company (or successor entity) shall be made as set forth above with respect to any future changes in the capitalization of the Company or its successor entity. In the event of the proposed dissolution or liquidation of the Company, or, except as provided in (b) below, the sale of substantially all the assets of the Company for other than stock and/or securities, all outstanding Options under the Plan will automatically terminate, unless otherwise provided by the Board of Directors of the Company or any authorized committee thereof.

     (b) Any Option granted under the Plan, may, at the discretion of the Board of Directors of the Company and said other corporation, be exchanged for options to purchase shares of capital stock of another corporation which the Company, and/or a subsidiary thereof is merged into, consolidated with, or all or a substantial portion of the property or stock of which is acquired by said other corporation or separated or reorganized into. The terms, provisions and benefits to the optionee of such substitute option(s) shall in all respects be identical to the terms, provisions and benefits of optionee under his Option(s) prior to said substitution. To the extent the above may be inconsistent with Sections 424(a)(1) and (2) of the Code, the above shall be deemed interpreted so as to comply therewith.

     (c) Any adjustment in the number of shares of Common Stock shall apply proportionately to only the unexercised portion of the Options granted hereunder. If fractions of shares of Common Stock would result from any such adjustment, the adjustment shall be revised to the next higher whole number of shares of Common Stock.

9. Further Conditions of Exercise.

     (a) Unless the shares of Common Stock issuable upon the exercise of an Option have been registered with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, prior to the exercise of the Option, an optionee must represent in writing to the Company that such shares of Common Stock are being acquired for investment purposes only and not with a view towards the further resale or distribution thereof, and must supply to the Company such other documentation as may be required by the Company, unless in the opinion of counsel to the Company such representation, agreement or documentation is not necessary to comply with said Act.

     (b) The Company shall not be obligated to deliver any shares of Common Stock until they have been listed on each securities exchange on which the shares of Common Stock may then be listed or until there has been qualification under or compliance with such state or federal laws, rules or regulations as the Company may deem applicable.

     (c) The Board of Directors or Committee may make such provisions and take such steps as it may deem necessary or appropriate for the withholding of any taxes that the Company is required by any law or regulation of any governmental authority, whether federal, state or local, domestic or foreign, to withhold in connection with the exercise of any Option, including, but not limited to, (i) the withholding of payment of all or any portion of such Option and/or SAR until the holder reimburses the Company for the amount the Company is required to withhold with respect to such taxes, or (ii) the cancelling of any number of shares of Common Stock issuable upon exercise of such Option and/or SAR in an amount sufficient to reimburse the Company for the amount it is required to so withhold, (iii) the selling of any property contingently credited by the Company for the purpose of exercising such Option, in order to withhold or reimburse the Company for the amount it is required to so withhold, or (iv) withholding the amount due from such employee's wages if the employee is employed by the Company or any subsidiary thereof.

10. Termination, Modification and Amendment.

     (a) The Plan (but not Options previously granted under the Plan) shall terminate ten (10) years from the earliest of the date of its adoption by the Board of Directors, or the date the Plan is approved by the stockholders of the Company, or such date of termination, as hereinafter provided, and no Option shall be granted after termination of the Plan.

     (b) The Plan may from time to time be terminated, modified or amended by the affirmative vote of the holders of a majority of the outstanding shares of capital stock of the Company entitled to vote thereon.

     (c) The Board of Directors of the Company may at any time, prior to ten (10) years from the earlier of the date of the adoption of the Plan by such Board of Directors or the date the Plan is approved by the stockholders, terminate the Plan or from time to time make such modifications or amendments of the Plan as it may deem advisable; provided, however, that the Board of Directors shall not, without approval by the affirmative vote of the holders of a majority of the outstanding shares of capital stock of the Company voting thereon at a meeting of the Company's stockholders, increase (except as provided by Paragraph 8) the maximum number of shares of Common Stock as to which Options or shares may be granted under the Plan, or materially change the standards of eligibility under the Plan.

     (d) No termination, modification or amendment of the Plan may adversely affect the rights under any outstanding Option without the consent of the individual to whom such Option shall have been previously granted.

11. Effective Date of the Plan.

     The Plan shall become effective upon adoption by the Board of Directors of the Company. The Plan shall be subject to approval by the affirmative vote of the holders of a majority of the outstanding shares of capital stock of the Company cast at a duly held Stockholder Meeting at which a quorum representing a majority of all outstanding capital stock is present, within one year before or after adoption of the Plan by the Board of Directors.

12. Not a Contract of Employment.

     Nothing contained in the Plan or in any option agreement executed pursuant hereto shall be deemed to confer upon any individual to whom an Option is or may be granted hereunder or any person providing consulting services to the Company, the right to remain in the employ or service of the Company or of a subsidiary or parent of the Company or in any way limit the right of the Company, or of any parent or subsidiary thereof to terminate the employment of any employee or consulting relationship of any consultant.

13. Other Compensation Plans.

     The adoption of the Plan shall not affect any other stock option plan, incentive plan or any other compensation plan in effect for the Company, nor shall the Plan preclude the Company from establishing any other form of stock option plan, incentive plan or any other compensation plan.


                       LEAK-X ENVIRONMENTAL CORPORATION
                              790 East Market Street
                                    Suite 270
                       West Chester, Pennsylvania 19382


PROXY

     The undersigned, a holder of Common Stock of Leak-X Environmental Corporation, a Delaware corporation (the "Company"), hereby appoints JOHN S. GELLES and JOYCE A. RIZZO, and each of them, the proxies of the undersigned, each with full power of substitution, to attend, represent and vote for the undersigned, all of the shares of the Company which the undersigned would be entitled to vote, at the Annual Meeting of Stockholders of the Company to be held on August 21, 1997 and any adjournments thereof, as said forth on the other side hereof:

     The undersigned hereby revokes any other proxy to vote at such Annual Meeting, and hereby ratifies and confirms all that said attorneys and proxies, and each of them, may lawfully do by virtue hereof. With respect to matters not known at the time of the solicitations hereof, said proxies are authorized to vote in accordance with their best judgement.

     This Proxy, when properly executed, will be voted in accordance with the instructions on the other side hereof. If no direction is made, this Proxy will be voted FOR the election of the six directors named, FOR the Company's 1997 Stock Option Plan, FOR the approval of the amendment to decrease the authorized number of shares of Common Stock and Preferred Stock, FOR the ratification of the appointment of the Company's independent auditors and as said Proxies shall deem advisable on such other business as may come before the meeting.

     The undersigned acknowledges receipt of a copy of the Notice of Annual Meeting and accompanying Proxy Statement dated July 18, 1997 relating to the Annual Meeting and the 1996 Annual Report to Stockholders.

(Continued and to be signed on other side) Please mark your votes as in
this example.                    [  X  ]

                                         FOR ALL          WITHHOLD AUTHORITY
     1.     Election of Directors         [    ]                  [    ]

    Nominees:     John S. Gelles
                  Joyce A. Rizzo
                  William H. Gelles, Jr.
                  George A. Nolan
                  James G. Warburton
                  Robert D. Goldman

     as provided in the Company's Proxy Statement: (Instructions: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH OR OTHERWISE STRIKE OUT HIS OR HER NAME ABOVE.)

                                          FOR         AGAINST     ABSTAIN
     2.   To approve the Company's
          1997 Stock Option Plan.        [    ]        [    ]      [    ]

                                          FOR          AGAINST     ABSTAIN
     3.   To approve the amendment to
          decrease the authorized
          number of shares of Common
          Stock and Preferred Stock.     [    ]        [    ]      [    ]

                                          FOR         AGAINST     ABSTAIN
     4.   To ratify the appointment of
          Mazars & Guerard LLP as
          independent auditors of the
          Company's 1997 financial
          statements.                    [    ]        [    ]      [    ]

     5.   Upon such other matters as
          may properly come before the
          meeting or any adjournments
          thereof.

PLEASE MARK, SIGN, DATE, AND RETURN THIS PROXY PROMPTLY.

SIGNATURE(S)  ___________________________________________________

DATE  ___________________________________

SIGNATURE(S)  ___________________________________________________

DATE  ___________________________________
NOTE: The signature(s) hereon should correspond exactly with the name(s) of the Stockholder(s) appearing on the Stock Certificate. If stock is jointly held, all joint owners should sign. When signing, as attorney, executor, administrator, trustee or guardian, please give full title as such. If the signer is a corporation, please sign the full corporate name and give title of signing officer.